UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008
NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
On December 17, 2008, Navarre Corporation (the “Company”) announced that BCI Eclipse Company, its wholly-owned subsidiary, will cease its licensing operations in connection with the implementation of a restructuring plan. This restructuring will include a workforce reduction, a write down of assets and the incorporation of BCI’s exclusively distributed DVD business into the Company’s distribution segment. This restructuring is expected to be substantially complete by the end of January 2009 and is a part of the company’s strategy to reduce its overall cost structure.
The Company indicated that its financial results for the fiscal 2009 third quarter, ending December 31, 2008, will include a significant charge related to the impairment of the carrying value of certain balance sheet assets, as well as in connection with severance costs. At this time, the Company is unable to determine an estimate with respect to the charges related to the costs associated with this restructuring plan and the associated impairment of assets. The Company will file an amendment to this report under within four business days after it has determined such an estimate.
On December 17, 2008, the Company issued a press release regarding this restructuring plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This report contains forward-looking statements, including, but not limited to statements relating to planned actions under restructuring initiatives; costs expected to be recorded in connection with the initiatives; timing of the initiatives; and anticipated charges to be recorded. Actual results could differ materially from those described in the forward-looking statements due to, among other things, unanticipated expenditures in connection with the initiatives; costs and length of time applicable to certain initiatives; and other factors described in the Company’s periodic filings with the Securities and Exchange Commission.
Item 2.06 Material Impairments.
See the disclosures under Item 2.05 of this report, which are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On December 17, 2008, the Company issued a press release in connection with the events referenced in Items 2.05 and 2.06 above. This press release is attached to this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is filed with this document:

Exhibit
99.1	Press Release, dated December 17, 2008, issued by Navarre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: December 18, 2008	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated December 17, 2008, issued by Navarre Corporation